EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Dean Foods Company (the “Company”) for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott K. Vopni, Senior Vice President - Finance, Chief Accounting Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ SCOTT K. VOPNI
Scott K. Vopni
Senior Vice President - Finance, Chief Accounting Officer and Interim Chief Financial Officer
February 26, 2018